Exhibit 24(b)(4)(ii)

                             OPPENHEIMER GLOBAL FUND
                    Class B Share Certificate (8-1/2" x 11")


I.    FRONT   OF    CERTIFICATE    (All   text   and   other    matter    lies
within 8-
1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner, box with heading: NUMBER [of shares]

      (upper right corner)  [share certificate no.] XX-000000

                  (upper right box, CLASS B SHARES
                  below cert. no.)

                  (centered
                  below boxes)

                             OPPENHEIMER GLOBAL FUND

                  A MASSACHUSETTS BUSINESS TRUST

      (at left)   THIS IS TO CERTIFY THAT       (at   right)    SEE    REVERSE
FOR
                                                CERTAIN DEFINITIONS

      (box with number)
      CUSIP 683924203

      (at left)       is the owner of

      (centered)        FULLY PAID CLASS B SHARES OF BENEFICIAL
INTEREST OF OPPENHEIMER GLOBAL FUND

      (hereinafter called the "Fund"), transferable only on the books of the Fund By the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

      WITNESS   the   facsimile   seal  of  the   Fund   and  the   signatures
of
its duly authorized officers.

            (at left                   Dated:               (at right
            of seal)                                         of seal)
            (signature)                                     (signature)

      /s/ George C. Bowen                       /s/ Bridget A. Macaskill
      -----------------------                   -------------------
      TREASURER                                       PRESIDENT


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                              (centered at bottom)
                         1-1/2" diameter facsimile seal
                                   with legend

                             OPPENHEIMER GLOBAL FUND
                                      SEAL
                                      1986
                          COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                              Countersigned
                                          OPPENHEIMERFUNDS SERVICES
                                          [A            DIVISION            OF
OPPENHEIMERFUNDS,
                                          INC.]
                                          Englewood       (CO.)       Transfer
Agent

                                          By
----------------------------
                                                Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________ Custodian
---------------
      (Cust)                              (Minor)

                                    UNDER                            UGMA/UTMA
-------------------
                                                      (State)


Additional abbreviations may also be used though not on above list.

For   Value    Received    ................    hereby    sell(s),    assign(s)
and
transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)


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-----------------------------------------------------------------
______(Please print or type name and address of assignee)

------------------------------------------------------

________________________________________________Class         B         Shares
of
beneficial   interest    represented   by   the   within   certificate,    and
do
hereby irrevocably constitute and appoint
___________________________      Attorney     to     transfer     the     said
shares
on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                    Signed: __________________________


-----------------------------------
                                          (Both    must    sign    if    joint
owners)


                                  Signature(s)
 --------------------------
                                    guaranteed        Name of Guarantor
                                       by:
-----------------------------
                                                      Signature of
                                                      Officer/Title

(text printed NOTICE: The signature(s) to this assignment must vertically to right correspond with the name(s) as written upon the of above paragraph) face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in              Signatures must be guaranteed by a
                              financial institution of the type
box to left of                described in the current signature(s))
                              prospectus of the Fund.

PLEASE NOTE: This document contains a watermark
OppenheimerFunds
when viewed at an angle.  It is invalid without this              "four
hands"
watermark:                                                        logotype



------------------------------------------------------
        THIS SPACE MUST NOT BE COVERED IN ANY WAY
                                                               CERTIFIC\330CERTB


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